AT&T Agreement	12 Months Ended
Dec. 31, 2020
ATT Agreement [Abstract]
AT&T Agreement

2. AT&T Agreement

In October 2019, NextNav entered in a series of agreements with AT&T Services, Inc. and certain of its affiliates (“AT&T”) including an equipment agreement, a service agreement, and a warrant agreement (the “AT&T Agreements”). The AT&T Agreements provide for: (i) AT&T’s marketing and resale of services to FirstNet® subscribers and certain pricing requirements for our software development kits (“SDK”) based on the quantity of usage, revenue sharing, compliance with data rights and privacy, and support requirements; and (ii) AT&T hosting of weather measurement equipment for altitude determination at AT&T sites, at no recurring cost to NextNav for a 7-year lease term. The AT&T Agreements represent a single transaction, as they were all entered into at the same time and in contemplation of each other.

NextNav’s obligations to AT&T under the AT&T Agreements include providing certain equipment to AT&T in exchange for $2 thousand in cash consideration. NextNav has provided AT&T with certain intellectual property and transition support rights in the event NextNav is unable to continue providing services to AT&T, have significant service outages, or engage in transactions with certain persons. NextNav has also provided AT&T warrants to purchase Class D Redeemable Preferred Units, with a participation right to receive additional warrants to purchase Class D Redeemable Preferred Units and Class A Common Units (collectively the “AT&T Warrants”). Under the terms of the AT&T Agreements, there are no current obligations for NextNav to provide any licenses or other services to AT&T until they are requested by AT&T.

The equipment provided to AT&T is installed on real estate owned or leased by AT&T. NextNav’s exclusive right to access, use and manage the equipment for 7 years (subject to earlier termination after 3 years in certain circumstances) represents continuing involvement in real estate, and NextNav recognized the failed sale-leaseback under the financing method with the $4.7 million of equipment provided to AT&T recorded within property & equipment on the Consolidated Balance Sheet as of December 31, 2020. There were no related amounts recorded as of December 31, 2019, as NextNav purchased the equipment and provided it to AT&T in 2020.

The hosting of the equipment at AT&T sites represents an operating lease. The minimum lease payments are comprised of two components, $5.0 million in cash paid to AT&T and the fair value of the AT&T Warrants at lease inception. The minimum lease payments incurred prior to lease commencement are recognized as prepaid rent and upon lease commencement are recognized as rent expense over the term of the lease on a straight-line basis. The AT&T Warrants are subject to certain vesting conditions including build-out of the network and execution of certain future service agreements. Additional lease expense associated with these warrants is recognized in the period that vesting becomes probable.

The AT&T Warrants, granted in October 2019, provided AT&T with the right to purchase 21,221,299 Class D Redeemable Preferred Units at an exercise price of $2.89 per unit. In December 2019, in accordance with the participation right in the AT&T Warrants, in conjunction with the execution of the Fortress Financing Agreement and the conversion of the 2018 Notes and 2019 Notes to Class D Redeemable Preferred Units (see Note 5), AT&T was granted additional warrants to purchase 1,910,158 Class D Redeemable Preferred Units under the same terms as the October 2019 warrants and 6,947,447 Class A Common Units under the same terms as the warrants issued in conjunction with the Fortress Financing Agreement (see Note 5), with the exception of the vesting terms. AT&T was granted an additional 468,678 warrants to purchase Class A Common Units in January 2020 in accordance with the participation right. All warrants granted to AT&T vest and are exercisable upon achievement of certain milestones. As of December 31, 2020 and 2019, 60% of the AT&T Warrants had vested.

The AT&T Class D Redeemable Preferred Warrants expire ten years from the date of issuance or the business day immediately prior to the date of an initial public offering of NextNav. The AT&T Class D Redeemable Preferred Warrants are liability-classified awards as they were issued to AT&T in exchange for goods and services and the AT&T Class D Redeemable Preferred Units allow for the redemption of the Class D Redeemable Preferred Units upon request of 66.6% of the Class D Preferred Unitholders which is outside the Company’s control. The fair value of the vested AT&T Class D Redeemable Preferred Warrants was $5 thousand at December 31, 2019 and $11 million at December 31, 2020.

The AT&T Class A Common Warrants expire on the earlier of twenty years from the date of issuance or the business day immediately prior to the date of an initial public offering of NextNav and have a redemption feature consistent with the warrants described in Note 5. The fair value of this liability at December 31, 2020 was de minimis. The non-callable portion of the AT&T Class A Common Warrants have no redemption features outside the control of NextNav, the underlying shares are not classified as liabilities, and there are no contingent events that are probable of occurring which would allow NextNav to settle the awards for cash or other assets. Accordingly, the AT&T Class A Common Warrants are classified in equity. The grant date fair value of the AT&T Class A Common Warrants was $774 thousand.

NextNav assessed the fair value of the AT&T Class D Redeemable Preferred Warrants at December 31, 2020 and 2019 and the grant-date fair value of the non-callable AT&T Class A Common Warrants. To determine the fair value of the warrants, NextNav used a third-party valuation firm to calculate NextNav’s overall equity value as determined by discounted cash flow and guideline public company methodologies. NextNav used a Black-Scholes option-pricing model, utilizing certain assumptions to allocate the equity value to the AT&T Class D Redeemable Preferred Warrants and the AT&T Class A Common Warrants. The following table shows the assumptions used:

	December 31, 2020	December 31, 2019
OPM Inputs/Assumptions	Values	Values
Equity Value	$525,034,000	20,369,000
Holding Period/Term (years)	3.00	5.00
Volatility	59.50%	51.00%
Risk-Free Rate	0.17%	1.67%
Discount for Lack of Marketability	10.0%	9.5%